(ING FUNDS LOGO)


                                                                       (g)(1)(i)


February 28, 2006


Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286


Dear Ms. Milner:

         Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING International Real Estate Fund, a newly established series of ING Mutual Funds, effective February 28, 2006, (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated December 28, 2005.

         Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

                                             Sincerely,

                                             /s/ Todd Modic
                                             --------------------------------
                                             Todd Modic
                                             Senior Vice President
                                             ING Mutual Funds


ACCEPTED AND AGREED TO:
The Bank of New York

By:      /s/ Edward G. McGann
         -----------------------------------
Name:    Edward G. McGann
         -----------------------------------
Title:   Managing Director, Duly Authorized
         -----------------------------------

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000         ING Mutual Funds
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                             EFFECTIVE DATE
----                                                                             --------------

ING CORPORATE LEADERS TRUST FUND
     ING Corporate Leaders Trust -- Series A                                      May 17, 2004
     ING Corporate Leaders Trust -- Series B                                      May 17, 2004

ING EQUITY TRUST
     ING Convertible Fund                                                         June 9, 2003
     ING Disciplined LargeCap Fund                                                June 9, 2003
     ING Financial Services Fund                                                  June 9, 2003
     ING Fundamental Research Fund                                             December 28, 2005
     ING LargeCap Growth Fund                                                     June 9, 2003
     ING LargeCap Value Fund                                                    February 1, 2004
     ING MidCap Opportunities Fund                                                June 9, 2003
     ING MidCap Value Choice Fund                                               February 1, 2005
     ING MidCap Value Fund                                                        June 9, 2003
     ING Opportunistic LargeCap Fund                                           December 28, 2005
     ING Principal Protection Fund                                                June 2, 2003
     ING Principal Protection Fund II                                             June 2, 2003
     ING Principal Protection Fund III                                            June 2, 2003
     ING Principal Protection Fund IV                                             June 2, 2003
     ING Principal Protection Fund V                                              June 2, 2003
     ING Principal Protection Fund VI                                             June 2, 2003
     ING Principal Protection Fund VII                                            May 1, 2003
     ING Principal Protection Fund VIII                                         October 1, 2003
     ING Principal Protection Fund IX                                           February 2, 2004
     ING Principal Protection Fund X                                              May 3, 2004
     ING Principal Protection Fund XI                                           August 16, 2004
     ING Principal Protection Fund XII                                         November 15, 2004
     ING Principal Protection Fund XIII                                               TBD
     ING Principal Protection Fund XIV                                                TBD
     ING Real Estate Fund                                                         June 9, 2003
     ING SmallCap Opportunities Fund                                              June 9, 2003
     ING SmallCap Value Choice Fund                                             February 1, 2005
     ING SmallCap Value Fund                                                      June 9, 2003

ING FUNDS TRUST
     ING Classic Money Market Fund                                               April 7, 2003
     ING GNMA Income Fund                                                        April 7, 2003
     ING High Yield Bond Fund                                                    April 7, 2003
     ING Institutional Prime Money Market Fund                                   July 29, 2005

     ING Intermediate Bond Fund                                                  April 7, 2003
     ING National Tax-Exempt Bond Fund                                           April 7, 2003

ING GET FUND
     ING GET Fund -- Series L                                                    July 14, 2003
     ING GET Fund -- Series M                                                    July 14, 2003
     ING GET Fund -- Series N                                                    July 14, 2003
     ING GET Fund -- Series P                                                    July 14, 2003
     ING GET Fund -- Series Q                                                    July 14, 2003
     ING GET Fund -- Series R                                                    July 14, 2003
     ING GET Fund -- Series S                                                    July 14, 2003
     ING GET Fund -- Series T                                                    July 14, 2003
     ING GET Fund -- Series U                                                    July 14, 2003
     ING GET Fund -- Series V                                                    March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                          March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                               October 27, 2005

ING INVESTMENT FUNDS, INC
     ING MagnaCap Fund                                                            June 9, 2003

ING INVESTORS TRUST
     ING AllianceBernstein Mid Cap Growth Portfolio                             January 6, 2003
     ING American Funds Growth Portfolio                                       September 2, 2003
     ING American Funds Growth-Income Portfolio                                September 2, 2003
     ING American Funds International Portfolio                                September 2, 2003
     ING Capital Guardian Small/Mid Cap Portfolio                               January 13, 2003
     ING Capital Guardian U.S. Equities Portfolio                               January 13, 2003
     ING Eagle Asset Capital Appreciation Portfolio                             January 6, 2003
     ING Evergreen Health Sciences Portfolio                                      May 3, 2004
     ING Evergreen Omega Portfolio                                                May 3, 2004
     ING FMR(SM) Diversified Mid Cap Portfolio                                  January 6, 2003
     ING FMR(SM) Earnings Growth Portfolio                                       April 29, 2005
     ING Global Real Estate Portfolio                                           January 3, 2006
     ING Global Resources Portfolio                                             January 13, 2003
     ING Goldman Sachs Tollkeeper(SM) Portfolio                                 January 6, 2003
     ING International Portfolio                                                January 13, 2003
     ING Janus Contrarian Portfolio                                             January 13, 2003
     ING JPMorgan Emerging Markets Equity Portfolio                             January 13, 2003
     ING JPMorgan Small Cap Equity Portfolio                                    January 13, 2003
     ING JPMorgan Value Opportunities Portfolio                                  April 29, 2005
     ING Julius Baer Foreign Portfolio                                          January 13, 2003
     ING Legg Mason Value Portfolio                                             January 13, 2003
     ING LifeStyle Aggressive Growth Portfolio                                    May 1, 2004
     ING LifeStyle Growth Portfolio                                               May 1, 2004

     ING LifeStyle Moderate Growth Portfolio                                      May 1, 2004
     ING LifeStyle Moderate Portfolio                                             May 1, 2004
     ING Limited Maturity Bond Portfolio                                        January 6, 2003
     ING Liquid Assets Portfolio                                                January 6, 2003
     ING Lord Abbett Affiliated Portfolio                                       January 6, 2003
     ING MarketPro Portfolio                                                     August 1, 2005
     ING MarketStyle Growth Portfolio                                            August 1, 2005
     ING MarketStyle Moderate Growth Portfolio                                   August 1, 2005
     ING MarketStyle Moderate Portfolio                                          August 1, 2005
     ING Marsico Growth Portfolio                                               January 13, 2003
     ING Marsico International Opportunities Portfolio                           April 29, 2005
     ING Mercury Large Cap Growth Portfolio                                     January 6, 2003
     ING Mercury Large Cap Value Portfolio                                      January 6, 2003
     ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
     ING MFS Total Return Portfolio                                             January 13, 2003
     ING MFS Utilities Portfolio                                                 April 29, 2005
     ING Oppenheimer Main Street Portfolio(R)                                   January 13, 2003
     ING PIMCO Core Bond Portfolio                                              January 13, 2003
     ING PIMCO High Yield Portfolio                                             November 5, 2003
     ING Pioneer Fund Portfolio                                                  April 29, 2005
     ING Pioneer Mid Cap Value Portfolio                                         April 29, 2005
     ING Salomon Brothers All Cap Portfolio                                     January 6, 2003
     ING Stock Index Portfolio                                                  November 5, 2003
     ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
     ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
     ING Templeton Global Growth Portfolio                                      January 13, 2003
     ING UBS U.S. Allocation Portfolio                                          January 6, 2003
     ING Van Kampen Equity Growth Portfolio                                     January 13, 2003
     ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
     ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
     ING Van Kampen Real Estate Portfolio                                       January 13, 2003
     ING VP Index Plus International Equity Portfolio                            July 29, 2005
     ING Wells Fargo Mid Cap Disciplined Portfolio                              January 6, 2003
     ING Wells Fargo Small Cap Disciplined Portfolio                           November 30, 2005

ING MAYFLOWER TRUST
     ING International Value Fund                                               November 3, 2003

ING MUTUAL FUNDS
     ING Diversified International Fund                                         December 7, 2005
     ING Emerging Countries Fund                                                November 3, 2003
     ING Emerging Markets Fixed Income Fund                                     December 7, 2005
     ING Foreign Fund                                                             July 1, 2003
     ING Global Equity Dividend Fund                                           September 2, 2003
     ING Global Real Estate Fund                                                November 3, 2003
     ING Global Value Choice Fund                                               November 3, 2003

     ING Greater China Fund                                                     December 7, 2005
     ING Index Plus International Equity Fund                                   December 7, 2005
     ING International Capital Appreciation Fund                                December 7, 2005
     ING International Fund                                                     November 3, 2003
     ING International Real Estate Fund                                        February 28, 2006
     ING International SmallCap Fund                                            November 3, 2003
     ING International Value Choice Fund                                        February 1, 2005
     ING Precious Metals Fund                                                   November 3, 2003
     ING Russia Fund                                                            November 3, 2003

ING PARTNERS, INC
     ING American Century Large Company Value Portfolio                         January 10, 2005
     ING American Century Select Portfolio                                      January 10, 2005
     ING American Century Small Cap Value Portfolio                             January 10, 2005
     ING Baron Asset Portfolio                                                  December 7, 2005
     ING Baron Small Cap Growth Portfolio                                       January 10, 2005
     ING Davis Venture Value Portfolio                                          January 10, 2005
     ING Fidelity(R) VIP Contrafund(R) Portfolio                               November 15, 2004
     ING Fidelity(R) VIP Equity-Income Portfolio                               November 15, 2004
     ING Fidelity(R) VIP Growth Portfolio                                      November 15, 2004
     ING Fidelity(R) VIP Mid Cap Portfolio                                     November 15, 2004
     ING Fundamental Research Portfolio                                         January 10, 2005
     ING Goldman Sachs(R) Capital Growth Portfolio                              January 10, 2005
     ING Goldman Sachs(R) Core Equity Portfolio                                 January 10, 2005
     ING JPMorgan Fleming International Portfolio                               January 10, 2005
     ING JPMorgan Mid Cap Value Portfolio                                       January 10, 2005
     ING Lord Abbett U.S. Government Securities Portfolio                       December 7, 2005
     ING MFS Capital Opportunities Portfolio                                    January 10, 2005
     ING Neuberger Berman Partners Portfolio                                    December 7, 2005
     ING Neuberger Berman Regency Portfolio                                     December 7, 2005
     ING OpCap Balanced Value Portfolio                                         January 10, 2005
     ING Oppenheimer Global Portfolio                                           January 10, 2005
     ING Oppenheimer Strategic Income Portfolio                                 January 10, 2005
     ING PIMCO Total Return Portfolio                                           January 10, 2005
     ING Pioneer High Yield Portfolio                                           December 7, 2005
     ING Salomon Brothers Aggressive Growth Portfolio                           January 10, 2005
     ING Salomon Brothers Large Cap Growth Portfolio                            January 10, 2005
     ING Solution 2015 Portfolio                                                 April 29, 2005
     ING Solution 2025 Portfolio                                                 April 29, 2005
     ING Solution 2035 Portfolio                                                 April 29, 2005
     ING Solution 2045 Portfolio                                                 April 29, 2005
     ING Solution Income Portfolio                                               April 29, 2005
     ING T. Rowe Price Diversified Mid Cap Growth Portfolio                     January 10, 2005
     ING T. Rowe Price Growth Equity Portfolio                                  January 10, 2005
     ING Templeton Foreign Equity Portfolio                                    November 30, 2005
     ING UBS U.S. Large Cap Equity Portfolio                                    January 10, 2005

     ING Van Kampen Comstock Portfolio                                          January 10, 2005
     ING Van Kampen Equity and Income Portfolio                                 January 10, 2005

ING SERIES FUND, INC
     Brokerage Cash Reserves                                                      June 2, 2003
     ING Aeltus Money Market Fund                                                 June 2, 2003
     ING Balanced Fund                                                            June 2, 2003
     ING Classic Index Plus Fund                                                  June 2, 2003
     ING Equity Income Fund                                                       June 9, 2003
     ING Global Science and Technology Fund                                       June 2, 2003
     ING Growth Fund                                                              June 9, 2003
     ING Index Plus LargeCap Fund                                                 June 9, 2003
     ING Index Plus MidCap Fund                                                   June 9, 2003
     ING Index Plus SmallCap Fund                                                 June 9, 2003
     ING International Growth Fund                                              November 3, 2003
     ING Small Company Fund                                                       June 9, 2003
     ING Strategic Allocation Income Fund                                         June 2, 2003
     ING Strategic Allocation Growth Fund                                         June 2, 2003
     ING Strategic Allocation Balanced Fund                                       June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC
     ING VP Strategic Allocation Income Portfolio                                 July 7, 2003
     ING VP Strategic Allocation Growth Portfolio                                 July 7, 2003
     ING VP Strategic Allocation Balanced Portfolio                               July 7, 2003

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio                                           July 7, 2003

ING VARIABLE INSURANCE TRUST
     ING GET U.S. Core Portfolio -- Series 1                                     June 13, 2003
     ING GET U.S. Core Portfolio -- Series 2                                   September 12, 2003
     ING GET U.S. Core Portfolio -- Series 3                                   December 12, 2003
     ING GET U.S. Core Portfolio -- Series 4                                     March 12, 2004
     ING GET U.S. Core Portfolio -- Series 5                                     June 11, 2004
     ING GET U.S. Core Portfolio -- Series 6                                   September 10, 2004
     ING GET U.S. Core Portfolio -- Series 7                                   December 10, 2004
     ING GET U.S. Core Portfolio -- Series 8                                     March 9, 2005
     ING GET U.S. Core Portfolio -- Series 9                                      June 8, 2005
     ING GET U.S. Core Portfolio -- Series 10                                  September 7, 2005
     ING GET U.S. Core Portfolio -- Series 11                                   December 6, 2005
     ING GET U.S. Core Portfolio -- Series 12                                    March 2, 2006
     ING VP Global Equity Dividend Portfolio                                    November 3, 2003

ING VARIABLE PORTFOLIOS, INC
     ING VP Global Science and Technology Portfolio                               July 7, 2003
     ING VP Growth Portfolio                                                      July 7, 2003

     ING VP Index Plus LargeCap Portfolio                                         July 7, 2003
     ING VP Index Plus MidCap Portfolio                                           July 7, 2003
     ING VP Index Plus SmallCap Portfolio                                         July 7, 2003
     ING VP International Equity Portfolio                                      November 3, 2003
     ING VP Small Company Portfolio                                               July 7, 2003
     ING VP Value Opportunity Portfolio                                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
     ING VP Convertible Portfolio                                               October 6, 2003
     ING VP Financial Services Portfolio                                          May 1, 2004
     ING VP High Yield Bond Portfolio                                           October 6, 2003
     ING VP International Value Portfolio                                       November 3, 2003
     ING VP LargeCap Growth Portfolio                                           October 6, 2003
     ING VP MidCap Opportunities Portfolio                                      October 6, 2003
     ING VP Real Estate Portfolio                                                 May 1, 2004
     ING VP SmallCap Opportunities Portfolio                                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC                                                    July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                  October 6, 2003

USLICO SERIES FUND
     The Asset Allocation Portfolio                                             October 6, 2003
     The Bond Portfolio                                                         October 6, 2003
     The Money Market Portfolio                                                 October 6, 2003
     The Stock Portfolio                                                        October 6, 2003